FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
October 10, 2000

US Airways Group, Inc.
(Commission file number: 1-8444)

and

US Airways, Inc.
(Commission file number: 1-8442)

(Exact names of registrants as specified in their charters)

                   Delaware                               US Airways Group, Inc. 54-1194634
          (State of incorporation                   US Airways, Inc.              53-0218143
            of both registrants)                      (I.R.S. Employer Identification Nos.)

US Airways Group, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

US Airways, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

Item 5.   Other Events

      On October 10, 2000, US Airways, Inc. (US Airways) (a wholly-owned subsidiary of US Airways Group, Inc.) provided certain forward-looking statements to the investment community related to its aircraft fleet and selected operating and financial statistics (see Exhibit 99).

     Certain of the information contained in the letter to the investment community should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 which is subject to a number of risks and uncertainties. The preparation of forward-looking statements requires the use of estimates of future revenues, expenses, activity levels and economic and market conditions, many of which are outside US Airways' control. Specific factors that could cause actual results to differ materially from those set forth in the forward-looking statements include: economic conditions; labor costs; financing costs; aviation fuel costs; the anticipated merger of the Company and a subsidiary of UAL Corporation; competitive pressures on pricing (particularly from lower-cost competitors); weather conditions; government legislation; consumer perceptions of US Airways' products; demand for air transportation in the markets in which US Airways operates; other operational matters discussed below and other risks and uncertainties listed from time to time in US Airways' reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.

Item 7.      Financial Statements and Exhibits

(c)   Exhibit

Designation                                                    Description
------------                                                    -----------

     99                                                             Letter to investment community
                                                                      dated October 10, 2000

                                                          (this space intentionally left blank)

                                                                                 SIGNATURES
                                                                                 --------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                                                                US Airways Group, Inc. (REGISTRANT)

Date: October 10, 2000                                           By: /s/ Anita P. Beier
                                                                                Anita P. Beier
                                                                                Vice President and Controller
                                                                                (Chief Accounting Officer)

                                                                                 US Airways, Inc. (REGISTRANT)

Date: October 10, 2000                                           By: /s/ Anita P. Beier
                                                                                Anita P. Beier
                                                                                Vice President and Controller
                                                                                (Chief Accounting Officer)

(this space intentionally left blank)

Exhibit 99

October 10, 2000

Dear Analysts and Investors:

      Attached please find the October US Airways Investor Update and the Company's Fleet Plan Forecast for 2000. I hope you find the Forecast useful in your analysis of the Company.

                                                                                Very truly yours,

                                                                                 Kimberly A. Holland
                                                                                 Director, Investor Relations

Enclosures

Certain of the information discussed above or enclosed herewith should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Act of 1995. A number of risks and uncertainties exist, which could cause the actual results to differ materially from the results projected in such forward-looking statements. Additional information concerning the factors, which could cause actual results to differ materially from the forward-looking statements, was contained in a Form 8-K filed with the Securities and Exchange Commission. US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.

US AIRWAYS INVESTOR UPDATE

US Airways, Inc. (A Wholly-Owned Subsidiary of US Airways Group, Inc.)

October 2000
	Year-over-Year Percentage Change -------------------------------------------------------------------------------

Selected Operating and Financial Statistics	September	October	November	December	FY 2000
Available Seat Miles - Scheduled Service
-Domestic	17.2%	11.4%	8.5%	8.1%	9.6%
-International	41.2	40.2	43.6	44.9	27.9

Total	20.1%	14.8%	12.4%	12.3%	11.7%

Revenue Passenger Miles - Scheduled Service
-Domestic	21.1%	14.5%	10.6%	14.2%	10.1%
-International	44.2	34.1	44.8	34.2	28.3

Total	24.5%	17.1%	14.7%	16.6%	12.4%

Passenger Load Factor	2.4 points	1.4 points	1.4 points	2.4 points	0.4 points

Aviation Fuel
-Cost of Aviation Fuel Per Gallon
-Excluding Taxes	61%	59%	58%	50%	72%

Fleet Additions
-A320 Family	9	8	5	3	48
-A330	0	0	1	1	7

Total	9	8	6	4	55

Fleet Retirements
-B737-200	2	4	3	3	16
-B727-200	1	3	0	0	4
-DC9-30	3	1	1	4	13

Total	6	8	4	7	33

Certain of the information discussed above should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Act of 1995. A number of risks and uncertainties exist, which could cause the actual results to differ materially from the results projected in such forward-looking statements. Additional information concerning the factors, which could cause actual results to differ materially from the forward-looking statements, was contained in a Form 8-K filed with the Securities and Exchange Commission. US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.

US AIRWAYS FLEET PLAN

October 2000

		Number of Aircraft: Year End 2000
	Fleet Count
Fleet Type	as of 9/30/2000	Average Seats	Average Age (yrs.)	Owned	Leased	Total

A330	5	266	0.7	7	0	7
B767-200	12	203	11.5	8	4	12
B757-200	34	182	10.2	23	11	34
B727-200	3	0	0.0	0	0	0
B737-400	54	144	11.0	19	35	54
MD-80	31	141	18.8	16	15	31
B737-300	85	126	13.7	11	74	85
B737-200	53	116	18.0	40	3	43
DC9-30	27	100	25.6	19	2	21
F-100	40	97	10.1	36	4	40
A320 Family	72	128	1.1	31	57	88

Average Total Aircraft	416	134	11.0	210	205	415

Certain of the information discussed above should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Act of 1995. A number of risks and uncertainties exist, which could cause the actual results to differ materially from the results projected in such forward-looking statements. Additional information concerning the factors, which could cause actual results to differ materially from the forward-looking statements, was contained in a Form 8-K filed with the Securities and Exchange Commission. US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.